UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2007

Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA		19348

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 444-6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

             On May 18, 2007, Genesis HealthCare Corporation, a Pennsylvania corporation (“Genesis” or the “Company”), FC-GEN Acquisition, Inc., a Delaware corporation (“FC-GEN”) and GEN Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of FC-GEN (“Merger Sub”), executed Amendment No. 4 (the “Amendment”) to the Agreement and Plan of Merger, dated January 15, 2007, by and among the Company, FC-GEN and Merger Sub (the “original merger agreement”), as amended by Amendment No. 1 thereto, dated January 25, 2007 (the “first amendment”), Amendment No. 2 thereto, dated April 19, 2007 (the “second amendment”), and Amendment No. 3 thereto, dated May 1, 2007 (the “third amendment”).

             The Amendment, among other things, (i) increases the consideration payable to Genesis shareholders to $69.35 per share in cash from $65.25 per share, (ii) provides that in the event that the transaction is not completed before July 31, 2007, the purchase price per share will increase by $0.01710 each day (an annual rate of approximately 9%) from July 31, 2007 through August 31, 2007 and by $0.01900 each day (an annual rate of approximately 10%) from September 1, 2007 until the transaction is completed and (iii) sets the termination fee payable to FC-GEN by the Company under certain circumstances at $40 million. This fee, which was $50 million in the original merger agreement, was reduced to $15 million by the second amendment.

             The foregoing description is qualified in its entirety by reference to the full text of the merger agreement, the first amendment, the second amendment, the third amendment and the Amendment, which are attached to this Current Report on Form 8-K as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 respectively, and are incorporated herein by reference.

Item 8.01.      Other events.

             On May 19, 2007, the Company issued a press release announcing its entry into the Amendment and informing shareholders that the 2007 annual meeting was adjourned to May 30, 2007 with respect to voting on the merger proposal. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

                     (d)   Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 15, 2007, by and among FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on January 18, 2007)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company on January 29, 2007)

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.3 to the Form 8-K filed by the Company on April 19, 2007)*

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of May 1, 2007,

by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.4 to the Form 8-K filed by the Company on May 2, 2007)*

2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of May 18, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation*

99.1	Press Release, dated May 19, 2007

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: May 21, 2007

INDEX OF EXHIBITS

    Number  Exhibit

2.1	Agreement and Plan of Merger, dated as of January 15, 2007, by and among FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on January 18, 2007)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company on January 29, 2007)

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.3 to the Form 8-K filed by the Company on April 19, 2007)

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of May 1, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.4 to the Form 8-K filed by the Company on May 2, 2007)

2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of May 18, 2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and Genesis HealthCare Corporation

99.1	Press Release, dated May 19, 2007